UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2014

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia		23230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 14, 2014, Altria Group, Inc. (the “Company”) issued $1,000,000,000 principal amount of its 2.625% Notes due 2020 (the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of November 4, 2008, among the Company, Philip Morris USA Inc., a wholly-owned subsidiary of the Company (“PM USA”), and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Notes are guaranteed by PM USA. PM USA’s guarantee was issued pursuant to the Indenture and is evidenced by a guarantee agreement made by PM USA in favor of the Trustee for the Notes (the “Guarantee Agreement”).

The Notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness. The Guarantee Agreement will be PM USA’s senior unsecured obligation and will rank equally in right of payment with all of PM USA’s existing and future senior unsecured indebtedness.

On November 10, 2014, the Company and PM USA entered into a Terms Agreement (the “Terms Agreement”) with Barclays Capital Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of November 4, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

Interest on the Notes is payable semiannually on January 14 and July 14 of each year, commencing July 14, 2015, to holders of record on the preceding December 30 or June 29, as the case may be.

The Notes will mature on January 14, 2020.

The Company has filed with the Securities and Exchange Commission a Prospectus dated October 30, 2014 (Registration No. 333-199694) and a Prospectus Supplement dated November 10, 2014 in connection with the public offering of the Notes.

The descriptions of the Underwriting Agreement, the Terms Agreement and the Guarantee Agreement are qualified in their entirety by the terms of such agreements themselves. Please refer to such agreements and the form of Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 1.2, 4.1 and 4.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated November 4, 2008 (incorporated by reference to Exhibit 1.1 of the Company’s Registration Statement on Form S-3 (No. 333-155009))

1.2	Terms Agreement, dated November 10, 2014, among the Company, PM USA and Barclays Capital Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	Guarantee Agreement for 2.625% Notes due 2020

4.2	Form of 2.625% Notes due 2020

5.1	Opinion of Hunton & Williams LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and Senior
Assistant General Counsel

DATE: November 14, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 4, 2008 (incorporated by reference to Exhibit 1.1 of the Company’s Registration Statement on Form S-3 (No. 333-155009))

1.2	Terms Agreement, dated November 10, 2014, among the Company, PM USA and Barclays Capital Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	Guarantee Agreement for 2.625% Notes due 2020

4.2	Form of 2.625% Notes due 2020

5.1	Opinion of Hunton & Williams LLP

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